EXHIBIT 99.2
EXXON MOBIL CORPORATION

4Q07 INVESTOR RELATIONS DATA SUMMARY (PAGE 1 of 9)

Net Income (U.S. GAAP), $M	4Q07	3Q07	2Q07	1Q07	4Q06
Upstream
United States	1,275	1,196	1,222	1,177	1,052
Non-U.S.	6,929	5,103	4,731	4,864	5,168
Total	8,204	6,299	5,953	6,041	6,220
Downstream
United States	622	914	1,745	839	945
Non-U.S.	1,645	1,087	1,648	1,073	1,015
Total	2,267	2,001	3,393	1,912	1,960
Chemical
United States	335	296	204	346	384
Non-U.S.	777	906	809	890	858
Total	1,112	1,202	1,013	1,236	1,242

Corporate and financing	77	(92)	(99)	91	828
Net income (U.S. GAAP)	11,660	9,410	10,260	9,280	10,250
Net income per common share (U.S. GAAP)	2.15	1.72	1.85	1.64	1.77
Net income per common share
- assuming dilution (U.S. GAAP)	2.13	1.70	1.83	1.62	1.76

Special Items $M
Upstream
United States	0	0	0	0	0
Non-U.S.	0	0	0	0	0
Total	0	0	0	0	0
Downstream
United States	0	0	0	0	0
Non-U.S.	0	0	0	0	0
Total	0	0	0	0	0
Chemical
United States	0	0	0	0	0
Non-U.S.	0	0	0	0	0
Total	0	0	0	0	0

Corporate and financing	0	0	0	0	410
Corporate total	0	0	0	0	410

Earnings Excluding Special Items $M
Upstream
United States	1,275	1,196	1,222	1,177	1,052
Non-U.S.	6,929	5,103	4,731	4,864	5,168
Total	8,204	6,299	5,953	6,041	6,220
Downstream
United States	622	914	1,745	839	945
Non-U.S.	1,645	1,087	1,648	1,073	1,015
Total	2,267	2,001	3,393	1,912	1,960
Chemical
United States	335	296	204	346	384
Non-U.S.	777	906	809	890	858
Total	1,112	1,202	1,013	1,236	1,242

Corporate and financing	77	(92)	(99)	91	418
Corporate total	11,660	9,410	10,260	9,280	9,840
EPS excluding Special Items - assuming dilution	2.13	1.70	1.83	1.62	1.69
EXXON MOBIL CORPORATION

4Q07 INVESTOR RELATIONS DATA SUMMARY (PAGE 2 of 9)

Supplemental Information (continued)

Net production of crude oil and	4Q07	3Q07	2Q07	1Q07	4Q06
natural gas liquids, kbd
United States	385	373	393	416	404
Canada/South America	305	321	340	330	355
Europe	461	446	490	524	516
Africa	669	686	734	782	772
Asia Pacific/Middle East	503	533	529	508	487
Russia/Caspian	194	178	182	186	144
Total liquids production	2,517	2,537	2,668	2,746	2,678

Natural gas production available for sale, mcfd
United States	1,405	1,414	1,540	1,514	1,588
Canada/South America	717	799	868	852	894
Europe	4,945	2,665	3,029	4,609	4,108
Africa	26	25	26	25	0
Asia Pacific/Middle East	3,205	3,270	3,173	2,998	2,601
Russia/Caspian	116	110	97	116	110
Total natural gas production available for sale	10,414	8,283	8,733	10,114	9,301

Total worldwide liquids and gas production, koebd	4,253	3,918	4,123	4,432	4,228

Refinery throughput, kbd
United States	1,804	1,790	1,592	1,798	1,837
Canada	467	451	410	441	456
Europe	1,660	1,648	1,621	1,641	1,616
Asia Pacific	1,457	1,368	1,337	1,504	1,474
Other Non-U.S.	329	325	319	321	315
Total refinery throughput	5,717	5,582	5,279	5,705	5,698

Petroleum product sales, kbd (1)
United States	2,733	2,709	2,651	2,774	2,851
Canada	475	470	451	449	483
Europe	1,728	1,783	1,769	1,812	1,779
Asia Pacific	1,472	1,429	1,345	1,428	1,530
Other Non-U.S.	717	710	758	735	804
Total petroleum product sales	7,125	7,101	6,974	7,198	7,447

Gasolines, naphthas	2,833	2,831	2,876	2,858	2,952
Heating oils, kerosene, diesel	2,155	2,056	1,973	2,195	2,303
Aviation fuels	639	671	622	633	652
Heavy fuels	724	728	682	726	677
Specialty products	774	815	821	786	863
Total petroleum product sales	7,125	7,101	6,974	7,198	7,447

Chemical prime product sales, kt
United States	2,762	2,661	2,701	2,731	2,775
Non-U.S.	4,287	4,068	4,196	4,074	4,052
Total chemical prime product sales	7,049	6,729	6,897	6,805	6,827

(1) Petroleum product sales data is reported net of purchases/sales contracts with the same counterparty.

EXXON MOBIL CORPORATION

4Q07 INVESTOR RELATIONS DATA SUMMARY (PAGE 3 of 9)

Supplemental Information (continued)

Average Realization Data	4Q07	3Q07	2Q07	1Q07	4Q06
United States
ExxonMobil
Crude ($/b)	83.18	69.52	60.09	50.59	51.26
Natural Gas ($/kcf)	6.38	5.87	7.12	6.70	6.22

Benchmarks
WTI ($/b)	90.66	75.48	64.89	57.99	59.95
ANS-WC ($/b)	88.76	76.49	65.76	55.69	55.51
Henry Hub ($/mbtu)	6.97	6.16	7.55	6.77	6.56

Non-U.S.
ExxonMobil
Crude ($/b)	85.38	71.81	65.97	55.31	56.36
Natural Gas ($/kcf)	8.19	6.27	6.01	6.69	7.28
European NG ($/kcf)	9.34	7.49	6.68	7.86	8.57

Benchmarks
Brent ($/b)	88.69	74.87	68.76	57.75	59.74

Capital and Exploration Expenditures, $M
Upstream
United States	681	568	497	466	713
Non-U.S.	3,857	3,283	3,369	3,003	3,357
Total	4,538	3,851	3,866	3,469	4,070
Downstream
United States	336	263	317	212	197
Non-U.S.	578	721	557	319	551
Total	914	984	874	531	748
Chemical
United States	118	96	62	84	78
Non-U.S.	568	505	214	135	153
Total	686	601	276	219	231
Other	13	5	23	3	20

Total Capital and Exploration Expenditures	6,151	5,441	5,039	4,222	5,069

Exploration Expense Charged to Income, $M
Consolidated - United States	79	75	37	89	59
- Non-U.S.	419	271	308	179	314
Non-consolidated - ExxonMobil share - United States	0	0	1	1	2
- Non-U.S.	22	5	1	2	4
Total Exploration Expense Charged to Income	520	351	347	271	379

Effective Income Tax Rate, %	44%	46%	44%	44%	37%

Common Shares Outstanding (millions)
At quarter end	5,382	5,464	5,546	5,633	5,729
Average - assuming dilution	5,454	5,536	5,620	5,714	5,816

Total Cash and Cash Equivalent ($G)	34.0	36.0	33.6	34.6	32.8
Includes restricted cash

Total Debt ($G)	9.6	9.0	8.8	8.8	8.3

Cash Flows from Operations and Asset Sales ($G)
Net cash provided by operating activities	11.3	15.1	11.3	14.3	8.8
Sales of subsidiaries, investments and PP&E	1.8	0.7	1.2	0.5	0.8
Cash flows from operations and asset sales	13.1	15.8	12.5	14.8	9.6

The above numbers reflect ExxonMobil's current estimate of volumes and realizations given data available as of the end of the fourth quarter of 2007. Volumes and realizations may be adjusted when full statements on joint venture operations are received from outside operators. ExxonMobil management assumes no duty to update these estimates.

EXXON MOBIL CORPORATION

4Q07 INVESTOR RELATIONS DATA SUMMARY (PAGE 4 of 9)

Upstream Earnings Reconciliations

Upstream Earnings

Upstream 4Q07 vs. 4Q06
$M
10,000
9,000
8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
6,220
2,930
(350)
(600)
8,204
4Q06
Realization
Vol/Mix
Other
4Q07

Upstream 4Q07 vs. 3Q07
$M
10,000
9,000
8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
6,299
1,560
310
40
8,204
3Q07
Realization
Vol/Mix
Other
4Q07

$M	4Q06	4Q07	4Q07 vs. 4Q06
U.S.	1,052	1,275	+223
Non-U.S.	5,168	6,929	+1,761
Total	6,220	8,204	+1,984

$M	3Q07	4Q07	4Q07 vs. 3Q07
U.S.	1,196	1,275	+79
Non-U.S.	5,103	6,929	+1,826
Total	6,299	8,204	+1,905

Note: Earnings exclude special items

EXXON MOBIL CORPORATION

4Q07 INVESTOR RELATIONS DATA SUMMARY (PAGE 5 of 9)

Upstream Earnings Reconciliations

Upstream Earnings

Upstream 2007 vs. 2006
$M
30,000
25,000
20,000
15,000
10,000
5,000
0
26,230
2,460
20
(2,220)
26,497
2006
Realization
Vol/Mix
Other
2007

Upstream $M	2006	2007	2007 vs. 2006
U.S.	5,168	4,870	-298
Non-U.S.	21,062	21,627	+565
Total	26,230	26,497	+267

Note: Earnings exclude special items

ExxonMobil

EXXON MOBIL CORPORATION

4Q07 INVESTOR RELATIONS DATA SUMMARY (PAGE 6 of 9)

Downstream Earnings Reconciliations

Downstream Earnings

Downstream 4Q07 vs. 4Q06
$M
2,500
2,000
1,500
1,000
500
0
1,960
(410)
290
430
2,267
4Q06
Margin
Vol/Mix
Other
4Q07

Downstream 4Q07 vs. 3Q07
$M
2,500
2,000
1,500
1,000
500
0
2,001
(660)
310
620
2,267
3Q07
Margin
Vol/Mix
Other
4Q07

$M	4Q06	4Q07	4Q07 vs. 4Q06
U.S.	945	622	-323
Non-U.S.	1,015	1,645	+630
Total	1,960	2,267	+307

$M	3Q07	4Q07	4Q07 vs. 3Q07
U.S.	914	622	-292
Non-U.S.	1,087	1,645	+558
Total	2,001	2,267	+266

Note: Earnings exclude special items

ExxonMobil

EXXON MOBIL CORPORATION

4Q07 INVESTOR RELATIONS DATA SUMMARY (PAGE 7 of 9)

Downstream Earnings Reconciliations

Downstream Earnings

Downstream 2007 vs. 2006
$M
12,000
10,000
8,000
6,000
4,000
2,000
0
8,454
(230)
780
570
9,573
2006
Margin
Vol/Mix
Other
2007

Downstream

$M	2006	2007	2007 vs. 2006
U.S.	4,250	4,120	-130
Non-U.S.	4,204	5,453	+1,249
Total	8,454	9,573	+1,119

Note: Earnings exclude special items

ExxonMobil

EXXON MOBIL CORPORATION

4Q07 INVESTOR RELATIONS DATA SUMMARY (PAGE 8 of 9)

Chemical Earnings Reconciliations

Chemical Earnings

Chemical 4Q07 vs. 4Q06
$M
1,500
1,000
500
0
1,242
(520)
170
220
1,112
4Q06
Margin
Vol/Mix
Other
4Q07

Chemical 4Q07 vs. 3Q07
$M
1,500
1,000
500
0
1,202
(300)
30
180
1,112
3Q07
Margin
Vol/Mix
Other
4Q07

$M	4Q06	4Q07	4Q07 vs. 4Q06
U.S.	384	335	-49
Non-U.S.	858	777	-81
Total	1,242	1,112	-130

$M	3Q07	4Q07	4Q07 vs. 3Q07
U.S.	296	335	+39
Non-U.S.	906	777	-129
Total	1,202	1,112	-90

Note: Earnings exclude special items

ExxonMobil

EXXON MOBIL CORPORATION

4Q07 INVESTOR RELATIONS DATA SUMMARY (PAGE 9 of 9)

Chemical Earnings Reconciliations

Chemical Earnings

Chemical 2007 vs. 2006
$M
6,000
5,000
4,000
3,000
2,000
1,000
0
4,382
(330)
180
330
4,563
2006
Margin
Vol/Mix
Other
2007

Chemical $M	2006	2007	2007 vs. 2006
U.S.	1,360	1,181	-179
Non-U.S.	3,022	3,382	+360
Total	4,382	4,563	+181

Note: Earnings exclude special items